EXHIBIT 10.10

6-1162-MSA-576

February 28, 2005

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-MSA-576 Adjustment of Conditional Date

Reference: (a) Summary of Agreements Letter Agreement

6-1162-MSA-559, dated December 29, 2004

(b) Purchase Agreement No. 2484 dated December 29, 2004

(c) Purchase Agreement No. 1951 Supplemental Agreement 33 dated December 29, 2004

Ladies and Gentlemen:

In reference to (a) and (b), per this Letter Agreement The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) agree the date of Buyer's Board of Directors approval is moved from February 28, 2005 to March 31, 2005, and the related terms associated with such Board of Directors approval defined in reference (a) and (b) shall apply for this revised March 31, 2005 date.

In reference to (c), per this Letter Agreement Boeing and Buyer agree to change the date Supplemental Agreement 33 shall go into effect from March 1, 2005 to March 31, 2005.

Boeing and Buyer understand that certain information contained in this Letter Agreement is considered by both parties to be confidential. Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:   February 28, 2005

CONTINENTAL AIRLINES, INC.

By /s/ Jacques Lapointe

Its Vice President Finance